Exhibit 10.67

CAMPUSCARE® MAINTENANCE AND SUPPORT RENEWAL

RATE SCHEDULE AND TRAINING KEYS FOR CAMPUSCARE PREMIUM SERVICES

This document is made a part of the CampusCare Maintenance and Support Agreement, Master Agreement, Talisma Fundraising Software Maintenance Agreement or Talisma License and Services Agreement, as applicable, (the “Agreement”) between Campus Management Corp. and Customer dated 02/15/2005.

Customer:    Bridgepoint Education, Inc.

Record Count:    [***] ASRs, [***] CRM Users

Please choose a support plan by checking the appropriate box below.

Products:	Renewal
CampusVue Student	$[***]
CampusVue Portal	$[***]
CampusLink Web Services eLead	$[***]
CampusLink Web Services Communicator	$[***]
CampusLink Web Services AppCreator	$[***]
CampusLink Web Services eLearning	$[***]
Talisma CRM	$[***]
Total 2012 Renewal Fees	$[***]
TAM fees for 2012*	$[***]
PSSC fees for 2012*	$[***]
Insight 2012 Passes: [***]
Keys: [***]
Professional Services Hours: 300**
1-Year Term through December 31, 2012

☐ One Annual Payment of $[***] if paid by December 30, 2011 (CampusCare Only, with [***] Discount)

☒ One Annual Payment of $[***] if paid by December 30, 2011 ([***] discount on CampusCare only, plus TAM and PSSC)

☐ One Annual Payment of $[***] if paid after December 30, 2011 ([***] discount; CampusCare, plus TAM and PSSC)

☐ Four Quarterly Payments of $[***] (Requires ACH - includes full renewal) ☐ Four Quarterly Payments of $[***] (Requires ACH - includes TAM & PSSC Only)
☐ Twelve Monthly Payments of $[***] (Requires ACH - includes full renewal) ☐ Twelve Monthly Payments of $[***] (Requires ACH - includes TAM & PSSC Only)

*See related SOW for details.
**The CampusCare fees above include 300 Professional Services hours to be used during the 2012 calendar year.

Initial payment as indicated above is due and payable simultaneously upon execution.

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

Exhibit B-2012 Renewal LD            Page 1 of 2                Confidential

CampusCare Services are subject to the terms and conditions in the Agreement and this CampusCare Renewal.

CampusCare Premium features off-hour system upgrades and free emergency support, plus [***] free passes to CampusInsight 2012 for CampusVue customers.

CampusCare Premium is not available for CampusLink Web Services.

Customer acknowledges and agrees that use of consultants or service providers who are not certified and/or authorized by CMC in advance will void CMC's warranties in license and service agreements, and any services and costs incurred by CMC to support or correct third party work will be billed and paid at CMC's then current rates.

Support covers production environments and excludes services and support to update and maintain testing and development environments and support of integrations. Any incremental services will be billed to Customer on a T&M basis and may be contracted for separately.

The annual CampusCare fee includes CMC's provision of Releases to Talisma® CRM, but installation and implementation of the Releases is not included as part of the annual fee, notwithstanding anything to the contrary in the Agreement and Exhibits thereto.

NOTE: As of 2012 and thereafter, training keys are to be used exclusively for training through the Learning Center and CampusInsight User Conference pre-conference training.

Customer acknowledges and agrees that any delinquent payment owed to CMC, under this or any other agreement, may result in suspension of CampusCare and other services until all outstanding amounts due are paid in full.

Customer shall promptly pay, indemnify and hold CMC harmless from all sales, use, gross receipts, GST, value-added, personal property or other tax or levy (including interest and penalties) imposed on the services and deliverables which have been or will be provided under any agreements, other than taxes on the net income or profits of CMC. Subject to any applicable laws, the foregoing shall not apply to the extent Customer is formed as a not for profit organization and promptly provides CMC an applicable tax exempt certificate. All prices quoted are net of taxes.

PRIVACY PROTECTION: Do not send unsolicited personally identifiable information (“PII”) to CMC, and in any event do not send PII to CMC except by secure transfer and in a manner officially authorized by CMC.

Bridgepoint Education, Inc.            CAMPUS MANAGEMENT CORP.

By:    /s/ Thomas Ashbrook            By:    /s/ Anders Nessen

Print:    Thomas Ashbrook            Print:    Anders Nessen

Title:    SVP/CIO                Title:    CFO

Date:    12-27-11                    Date:    12/28/2011

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

Exhibit B-2012 Renewal LD            Page 2 of 2                Confidential